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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) February 9, 1998



                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)




        DELAWARE                         000-21531               05-0376157
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                               Identification No.)



                                 260 LAKE ROAD
                               DAYVILLE, CT 06241
          (Address of Principal Executive Offices, Including Zip Code)


      Registrant's Telephone Number, Including Area Code:  (860) 779-2800

                              ___________________


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Item 5.  Other Events.


On February 9, 1998, United Natural Foods, Inc. announced that Robert T. Cirulnick will join the Company as Chief Financial Officer effective February 9, 1998. Mr. Cirulnick succeeds Steven Townsend, who announced his retirement in October 1997 in order to devote more time to personal interests.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired.

    None.


(b) Pro Forma Financial Information.

    None.


(c) Exhibits.

    (99) Press Release dated February 9, 1998.



INDEX TO EXHIBITS

Exhibit Number 99- Press release dated February 9, 1998.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 UNITED NATURAL FOODS, INC.


                                 /s/ Robert T. Cirulnick
                                 -------------------------------------
                                 Robert T. Cirulnick
                                 Chief Financial Officer
                                 (Principal Financial and Accounting Officer)


Dated:  February 9, 1998